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                                                                    Exhibit 99.2

                      CHECKERS DRIVE-IN RESTAURANTS, INC.
                      4300 West Cypress Street, Suite 600,
                              Tampa, Florida 33607
                       * (813) 283-7000 * (813) 283-7001

CONTACT:  David Koehler, CFO                 NEWS RELEASE
          813-283-7000                       Checkers Drive-In Restaurants, Inc.
                                             Reports First Quarter 2003 Results

               * EPS of $0.25 surpasses previously announced range
                 * Company-owned same store sales increased 6.4%

     TAMPA, Fla., April 29 /PRNewswire-FirstCall/ -- Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR) today announced its financial results for the first quarter ended March 24, 2003.

     Highlights for the first quarter 2003 relative to the same quarter last year were as follows:

     *  Total revenues increased 6.6% to $43.1 million
     *  Fully diluted earnings per share increased approximately 19% to $0.25
     * Restaurant EBITDA margins increased to approximately 19% of restaurant sales

     First quarter 2003 results:

     Total revenues including franchise royalty and fee income increased 6.6% to $43.1 million for the quarter ended March 24, 2003 as compared to $40.4 million in the same period ended March 25, 2002. For the quarter, Company-owned restaurants generated revenues of $39.7 million, a 7.1% increase over the $37.1 million generated in 2002. In addition, quarterly improvement was the result of a 6.4% increase in year-over-year same store sales. Franchise royalty revenue was flat for the quarter at $3.3 million, even with, on average, 27 fewer franchised units relative to the same quarter last year. Furthermore, same store sales decreased by 1.1%.

     Checkers reported a net income increase of 21% to $3.2 million compared to net income of $2.7 million in the same period last year. Similarly fully diluted earnings per share increased 19% to $0.25 in the quarter versus $0.21 per share a year ago.

     Checkers opened 2 new franchise restaurants during the quarter and 4 in

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April. The Company expects to open an additional 9 to 13 restaurants over the balance of 2003, with 4 being corporate.

     Peter O'Hara, Chairman of the Board and Chief Executive Officer commented, "We were pleased to report strong first quarter results during a three month period characterized by economic softness, poor weather conditions in many of our markets, and geopolitical uncertainty. Our success was a direct result of an experienced management team, strong corporate owned same store sales, and solid progress with our franchisees." O'Hara concluded, "The fact that Checkers was able to maintain margin and drive results for the quarter was a tribute to the entire Checkers team and its execution capabilities. Going forward, our goal is to build on this quarter's success and continue to improve our corporate-owned portfolio while supporting our franchisee growth."

     About Checkers Drive-In Restaurants, Inc.:

     As of March 24, 2003, Checkers Drive-In Restaurants, Inc. and its franchisees own 398 Checkers(R) operating primarily in the Southeastern United States and 380 Rally's(R) operating primarily in the Midwestern United States. Checkers is headquartered in Tampa, Florida. For more information about the Company, please visit www.checkers.com.

     To access the quarterly call at 5:00 pm EDT on Tuesday, April 29, 2003 visit our web site at www.checkers.com.

     Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Factors that can cause actual results to materially differ include, but are not limited to: the uncertainties associated with litigation; increased advertising, promotions and discounting by competitors which may adversely affect sales; the ability of the Company and its franchisees to open new restaurants and operate new and existing restaurants profitability; increases in food, labor, utilities, employee benefits and similar costs; economic and political conditions where the Company or its franchisees operate; and new product and concept developments by food industry competitors. Further information regarding factors that could affect the Company's financial and other results is included in the Company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
                 (Dollars in thousands except per share amounts)
                                   (UNAUDITED)

                                                           Quarter Ended
                                                     March 24,         March 25,
                                                       2003              2002
REVENUES:
Restaurant sales                                     $ 39,719          $ 37,093
Franchise royalty revenue                               3,308             3,322
Franchise fees and other income                            54                 4
   Total revenues                                    $ 43,081          $ 40,419

COSTS AND EXPENSES:
Restaurant food and paper costs                        12,441            11,247
Restaurant labor costs                                 12,048            11,787
Restaurant occupancy expenses                           2,986             2,608
Restaurant depreciation and
 amortization                                           1,288             1,292
Other restaurant operating
 expenses                                               4,700             4,689
General and administrative
 expenses                                               3,189             2,989
Advertising                                             2,501             2,126
Bad debt expense                                          163               100
Non-cash compensation                                      23                23
Other depreciation and
 amortization                                             182               152
Restaurant retirement costs                                14               375
Gain on sale of assets                                   (176)              (77)
  Total costs and expenses                             39,359            37,311
  Operating income                                      3,722             3,108
OTHER INCOME (EXPENSE):
Interest income                                           261               397
Interest expense                                         (695)             (814)
  Income before minority
   interests, income tax expense
   and cumulative effect of a
   change in accounting principle                       3,288             2,691
Minority interests in operations
 of joint ventures                                        (18)              (27)
  Income before income tax
   expense and cumulative effect
   of a change in accounting principle                  3,270             2,664
Income tax expense                                         --                --
  Net income before cumulative
   effect of a change in
   accounting principle                                 3,270             2,664
Cumulative effect of a change in
 accounting principle - net of
 income tax effect                                        (51)               --
  Net income                                         $  3,219          $  2,664
  Comprehensive income                               $  3,219          $  2,664

Basic net earnings per share                         $   0.26          $   0.24
Diluted net earnings per share                       $   0.25          $   0.21

Weighted average number of
 common shares outstanding:
    Basic                                              12,274            10,960
    Diluted                                            13,001            12,854

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                                RESTAURANT EBITDA
                             (Dollars in thousands)
                                   (UNAUDITED)

                                                            Quarter Ended
                                                      March 24,        March 25,
                                                         2003             2002
Restaurant sales                                       $39,719          $37,093

RESTAURANT EXPENSES:
Restaurant food and paper costs                         12,441           11,247
Restaurant labor costs                                  12,048           11,787
Restaurant occupancy expenses                            2,986            2,608
Other restaurant operating
 expenses                                                4,700            4,689
                                                        32,175           30,331
         RESTAURANT EBITDA                             $ 7,544          $ 6,762
         RESTAURANT EBITDA AS A
          PERCENTAGE OF SALES                             19.0%            18.2%

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                   (UNAUDITED)
                                                    March 24,       December 30,
                                                       2003             2002
Current Assets:
Cash and cash equivalents                           $  13,324        $  14,323
Restricted cash                                         4,177            3,821
Accounts, notes and leases receivable,
 net                                                    2,391            2,667
Inventory                                               1,092            1,026
Prepaid expenses and other current
 assets                                                 1,367            2,309
Property and equipment held for sale                    1,277            1,619
    Total current assets                               23,628           25,765

Property and equipment, net                            44,460           43,145
Notes receivable, net - less current
 portion                                                3,832            3,926
Leases receivable, net- less current
 portion                                                5,718            5,810
Intangible assets, net                                 44,663           44,728
Other assets, net                                       1,622            1,661
                                                    $ 123,923        $ 125,035
Current Liabilities:
Current maturities of long-term debt
 and obligations under capital leases               $   3,234        $   3,243
Accounts payable                                        3,721            6,243
Reserves for restaurant relocations and
 abandoned sites                                        1,336            1,446
Accrued wages and benefits                              2,646            2,353
Accrued liabilities                                     6,301            7,194
    Total current liabilities                          17,238           20,479

Long-term debt, less current maturities                21,227           21,684
Obligations under capital leases, less
 current maturities                                     5,961            6,057
Long-term reserves for restaurant
 relocations and abandoned sites                        5,984            6,282
Minority interests in joint ventures                      141              123
Deferred revenue                                        4,770            4,900
Other long-term liabilities                             4,756            4,981

    Total liabilities                                  60,077           64,506

Stockholders' Equity:
Preferred stock, $.001 par value,
 authorized 2,000,000 shares, none
 issued at March 24, 2003 and
 December 30, 2002                                         --               --
Common stock, $.001 par value,
 authorized 175,000,000 shares, issued
 12,322,728 at March 24, 2003 and
 12,317,601 at December 30, 2002                           12               12
Additional paid-in capital                            145,709          145,678
Accumulated deficit                                   (81,410)         (84,629)
                                                       64,311           61,061
Less:  Treasury stock, 48,242 at March
        24, 2003 and December 30, 2002, at cost          (465)            (465)
       Note receivable - officer                           --              (67)
    Total stockholders' equity                         63,846           60,529
                                                    $ 123,923        $ 125,035

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                                 FREE CASH FLOW
                             (Dollars in thousands)
                                   (UNAUDITED)

                                                        Quarter Ended
                                                           March 24,
                                                              2003

Net income                                                  $ 3,219
Add:
  Restaurant depreciation and
   amortization                                               1,288
  Other depreciation and amortization                           182
                                                              4,689
Subtract:
  Maintenance capex                                            (438)
Free cash flow                                              $ 4,251

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                               ADJUSTED NET INCOME
                             (Dollars in thousands)
                                   (UNAUDITED)

                                          2002          2001                 2000          1999
Net income (loss)                       $ (1,706)     $  4,335             $  2,342      $(25,888)
Add:
Restaurant depreciation and
 amortization                              6,180         4,472                4,307         7,745
Other depreciation and amortization          705         3,398                5,235         5,358
Impairment of long-lived assets            7,420         1,170                  629        22,271
Loss from restaurant closures              5,196           573                  633         3,780
Gain on sales of assets                     (789)         (985)                (307)       (2,616)
Loss (gain) from the early
 extinquishment of debt, net                  --            --                  229          (849)
  Net non-cash charges                    18,712         8,628               10,726        35,689
Subtract:
Franchise fees and other income             (400)         (713)              (4,009)       (2,424)

Adjusted net income                     $ 16,606      $ 12,250             $  9,059      $  7,377


           RESTAURANTS OPERATING IN THE SYSTEM FOR THE QUARTERS ENDED

                             June 18,    Sept. 10,   Dec. 31,   March 25,    June 17,    Sept. 9,    Dec. 30,    March 24,
                               2001        2001        2001        2002        2002        2002        2002        2003
Company-operated:
  Beginning of quarter          207         207         236         235         255         253         248         248
  Openings/transfers in          --          29           1          23           2          --          --          --
  Closings/transfers out         --          --          (2)         (3)         (4)         (5)         --          (6)
  End of quarter                207         236         235         255         253         248         248         242

Franchise:
  Beginning of quarter          638         640         606         586         540         541         541         536
  Openings/transfers in           5           1           5          --           3           7           3           2
  Closings/transfers out         (3)        (35)        (25)        (46)         (2)         (7)         (8)         (2)
  End of quarter                640         606         586         540         541         541         536         536
                                847         842         821         795         794         789         784         778